NATIONWIDE MUTUAL FUNDS
Nationwide Alternatives Allocation Fund

Supplement dated October 25, 2012
to the Prospectus dated February 29, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Alternatives Allocation Fund

Effective immediately, the Prospectus is amended as follows:

1.  The information under the section “Portfolio Managers,” within the heading “Portfolio Management,” on page 5 of the Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Matthew Hoehn	Vice President	Since 2011
Donald Mulvihill	Chief Investment Officer and Head of the Customized Beta Strategies Group for the Quantitative Investment Strategies Team	Since 2012
Amna Qaiser	Vice President	Since 2012

2.  The information under the section “Portfolio Management,” within the heading “Fund Management,” on page 16 of the Prospectus is deleted and replaced with the following:

Matthew Hoehn, Donald Mulvihill and Amna Qaiser are responsible for the day-to-day management of the Fund.

Mr. Hoehn, Vice President, joined GSAM’s Investment Management Division (“IMD”) in July 2003 and is a member of the Customized Beta Strategies (“CBS”) team within the Quantitative Investment Strategies (“QIS”) group. Mr. Hoehn focuses primarily on beta replication and risk rebalancing. Prior to joining QIS, Mr. Hoehn worked on GSAM’s IMD Finance and Strategy team for three years, and joined the QIS team in July 2006. Mr. Hoehn graduated magna cum laude from The College of New Jersey with a double concentration in Economics and English and a minor in Spanish, and completed a Master's Degree in Economics at New York University in December 2007.

Mr. Mulvihill is the Chief Investment Officer and head of GSAM’s CBS group for the QIS team. Previously, Mr. Mulvihill was responsible for tax-efficient investment strategies within the QIS team, working with institutions, third-parties and family groups covering a spectrum of equity strategies, from passive hedging solutions to tax-efficient investment programs. Mr. Mulvihill originally joined GSAM in 1981 as part of the money markets desk within the Fixed Income Division, and joined the QIS team in 1999 in order to launch and lead the team’s tax-efficient investment strategies. Mr. Mulvihill received a BA from the University of Notre Dame in 1978 and an MBA from the University of Chicago in 1982.

Ms. Qaiser is a portfolio manager in GSAM’s CBS group within the QIS team. Ms. Qaiser is responsible for new product development, research, and implementation within the CBS group. Previously, Ms. Qaiser led portfolio management and research for European alpha portfolios, and also served as a member of the portfolio implementation team for QIS’s alpha and beta equity products. Ms. Qaiser holds a Bachelor of Science degree, with honors, in Computer Engineering, with a minor in Economics and a Master’s degree in Mathematics of Finance from Columbia University. Ms. Qaiser is a CFA charter holder.

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